 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2023

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2023, Domo, Inc. (the “Company”) entered into a separation letter agreement with John Mellor (the “Separation Agreement”), related to the terms of Mr. Mellor’s previously announced resignation from the position of the Company’s Chief Executive Officer and resignation from the Company’s board of directors. Among other things, the Separation Agreement provides that:

•Mr. Mellor will perform advisory transition services to the Company during a transition period beginning immediately after March 3, 2023, the date Mr. Mellor resigned from the Company, and continuing through September 30, 2024 (the “Advisory Period”). Mr. Mellor’s outstanding equity awards will continue to vest in accordance with their terms and conditions through the Advisory Period, but will cease vesting upon expiration of the Advisory Period (and in any case no later than September 30, 2024).
•Upon Mr. Mellor’s separation from the Company, Mr. Mellor will make certain waivers and releases of claims in favor of the Company, subject to specified exceptions therein, in consideration for: (i) cash severance equal to Mr. Mellor’s base salary and annual target bonus, for an aggregate total of $875,000, payable in 12 equal, monthly installments following March 3, 2023 and (ii) the Company’s payment of premiums under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), as amended, subject to specified exceptions therein, for Mr. Mellor and his eligible dependents, if any, until the earliest of (i) a period of 12 months from March 3, 2023, (ii) the date upon which Mr. Mellor (and his eligible dependents, if any) become covered under similar plans, or (iii) until Mr. Mellor ceases to be eligible for COBRA coverage.

The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Separation Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement, dated as of March 29, 2023, by and between the Company and John Mellor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: March 30, 2023	By:	/s/ David Jolley
David Jolley
Chief Financial Officer